UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 21, 2022

Healthcare Realty Trust Incorporated
Healthcare Realty Holdings, L.P.
(Exact name of Registrant as Specified in its Charter)

Healthcare Realty Trust Incorporated	Maryland	001-35568	20-4738467
Healthcare Realty Holdings, L.P.	Delaware	333-190916	20-4738467
	(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16435 N. Scottsdale Road, Suite 320 Scottsdale, Arizona 85254	(480) 998-3478
(Address of Principal Executive Office and Zip Code)	(Registrant’s Telephone Number, Including Area Code)
Healthcare Trust of America, Inc.
Healthcare Trust of America Holdings, LP
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s):	Name of Exchange on Which Registered:
Class A Common Stock, $0.01 par value per share	HR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company  ☐         Healthcare Realty Trust Incorporated
Emerging growth company  ☐         Healthcare Realty Holdings, L.P.
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Healthcare Realty Trust Incorporated  ☐
Healthcare Realty Holdings, L.P.         ☐

Item 7.01	Regulation FD Disclosure.
On July 21, 2022, Healthcare Realty Trust Incorporated (formerly known as Healthcare Trust of America, Inc. (“HTA”)), a Maryland corporation (the “Company”), issued a press release announcing the final results of its previously announced exchange offers and consent solicitations. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form
8-K.
The information included in this Item 7.01 to this Current Report on Form
8-K,
including Exhibit 99.1, is deemed “furnished” and not filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
This Current Report on Form
8-K
contains forward-looking statements. Forward-looking statements include all statements that are not historical statements of fact and those regarding the intent, belief or expectations of the Company. These statements are based on the Company’s current expectations and beliefs and are subject to a number of risks and uncertainties that could lead to actual results differing materially from those projected, forecasted or expected. Although the Company believes that the assumptions underlying the forward-looking statements are reasonable, it can give no assurance that its expectations will be attained. Factors which could have a material adverse effect on the Company’s expectations include, but are not limited to, the factors identified in the Company’s filings with the Securities and Exchange Commission, including the financial statements and related notes as well as the “Risk Factors” section in the Company’s most recent Annual Report on Form
10-K,
as updated by the subsequent filings under the Securities Exchange Act of 1934, as amended. The Company expressly disclaims any obligation to update or revise any information in this Current Report on Form
8-K,
including forward-looking statements, whether to reflect any change in their expectations, any change in events, conditions or circumstances, or otherwise.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated July 21, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Healthcare Realty Trust Incorporated

Dated: July 21, 2022	By:	/s/ Andrew E. Loope
	Name:	Andrew E. Loope
	Title:	Senior Vice President, Corporate Counsel, and Secretary

Healthcare Realty Holdings, L.P.

	By:	Healthcare Realty Trust Incorporated, its General Partner

Dated: July 21, 2022	By:	/s/ Andrew E. Loope
	Name:	Andrew E. Loope
	Title:	Senior Vice President, Corporate Counsel, and Secretary